UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2008


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-24363                    33-0102707
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             file number)             Identification No.)


              100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (310) 432-1958


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See disclosure under Item 5.02(e) below

ITEM 5.02(e) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May  20,  2008  the  Board  of  Directors  extended  the  suspension  of cash compensation  for  directors'  fees to  Michel  Welter  and  Eric  Caen  through
September, 2008 and issued to each of Michel Welter and Eric Caen 250,000 options to purchase Common Stock of the Company instead of cash compensation. Such options were issued at an exercise price of $.175 and are subject to, and exercisable in accordance with, the Company's 1997 Stock Incentive Plan, as amended.

On May 20, 2008 the Board of Directors increased the number of options issued to Directors for each year of service to 150,000, and issued to Michel Welter and Eric Caen 150,000 options to purchase Common Stock of the Company accordingly. Such options were issued at an exercise price of $.175 and are subject to, and exercisable in accordance with, the Company's 1997 Stock Incentive Plan, as amended.

On May 20, 2008 the Board of Directors reduced the annual salary of the Chief Executive Officer and Interim Chief Financial Officer, Herve Caen, through May 15, 2009 from $460,000 to $250,000 and issued to Herve Caen warrants to purchase 5,000,000 shares of Common Stock of the Company as consideration for Herve Caen accepting such reduction in his salary. Such warrants have a term of 10 years, an exercise price of $.175, are immediately exercisable and were issued in accordance with the terms of the form of Warrant Agreement filed as Exhibit
10.07 to the Company's Form 10-Q for the period ended March 31, 2008.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 20, 2008 the Board of Directors unanimously approved amendment of the By-Laws to permit the notice of the stockholder meeting to be provided as permitted pursuant to the SEC's new rules on notice and access.


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


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

                  3.2 Amendment to Section 2.4 of the Company's Amended and Restated By-Laws


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERPLAY ENTERTAINMENT CORPORORATION
                                        (Registrant)


DATE: May 28, 2008                      BY   /S/ HERVE CAEN
                                             -----------------------------------
                                             Herve Caen
                                             Chief Executive Officer and Interim
                                             Chief Financial Officer


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